UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2013

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 24, 2013, Amphenol Corporation (the “Company”) issued a press release announcing its first quarter dividend for 2013 on its Common Stock in the amount of $.105 per share. A copy of Amphenol Corporation’s related press release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2013, the Board of Directors of the Company elected David P. Falck, 59, as a member of the Company’s Board of Directors.  Mr. Falck currently serves as Executive Vice President, General Counsel and Secretary of Pinnacle West Capital Corporation and its primary subsidiary, Arizona Public Service Company.  Prior to joining Pinnacle West in 2009, Mr. Falck was Senior Vice President – Law for Public Service Enterprise Group and prior to that he was a partner with the law firm of Pillsbury Winthrop Shaw Pittman LLP until 2007, where his practice concentrated in mergers and acquisitions, financing and strategic advice for a wide range of domestic and foreign clients including the Company.  Mr. Falck will receive cash and equity compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices and plans described in the Company’s 2012 Proxy Statement filed with the U.S. Securities and Exchange Commission on April 30, 2012.  Under the 2012 Restricted Stock Plan for Directors of Amphenol Corporation, Mr. Falck will receive an interim grant of restricted shares on January 24, 2013, which will be prorated from the date of appointment to the Company’s next annual stockholders meeting.  Mr. Falck will serve on the Nominating/Corporate Governance Committee of the Board.  There are no transactions between Mr. Falck and the Company that would be reportable under Item 404(a) of Regulation S-K.  A copy of Amphenol Corporation’s related press release is attached hereto as Exhibit 99.2.

Statements in this Form 8-K, which are other than historical facts, are intended to be “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and other related laws.  While the Company believes such statements are reasonable, the actual results and effects could differ materially from those currently anticipated.  Please refer to Part I, Item 1A of the Company’s Form 10-K for the year ended December 31, 2011, for some factors that could cause the actual results to differ from estimates.  In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1       Press Release dated January 24, 2013

Exhibit 99.2       Press Release dated January 24, 2013

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

By:	/s/ Diana G. Reardon
Diana G. Reardon
Executive Vice President
and Chief Financial Officer

Date: January 24, 2013